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                                                                      EXHIBIT 24

                              POWER OF ATTORNEY


        Each director and/or officer of Max & Erma's Restaurants, Inc. (the "Corporation") whose signature appears below hereby appoints William C. Niegsch, Jr., Mark F. Emerson and Todd B. Barnum as his or her attorneys or any of them individually as his or her attorney, to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended October 29, 1995, and likewise to sign and file with the Commission any and all amendments, including post-effective amendments, to the Form 10-K, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

        IN WITNESS WHEREOF, we have hereunto set our hands this 12th day of December, 1995.


Signature                          Title
---------                          -----

/s/ Todd B. Barnum                 Chairman, President, Chief Executive
--------------------------         Officer and Director
Todd B. Barnum


/s/ Mark F. Emerson                Chief Operating Officer and Director
--------------------------
Mark F. Emerson


/s/ William C. Niegsch, Jr.        Executive Vice President, Chief Financial
--------------------------         Officer, Treasurer, Secretary and Director
William C. Niegsch, Jr.


/s/ Karen A. Brennan               Vice President of Marketing and
--------------------------         Strategic Development and Director
Karen A. Brennan


/s/ William E. Arthur              Director
--------------------------
William E. Arthur


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Signature                           Title
---------                           -----


/s/ Robert A. Rothman               Director
--------------------------
Robert A. Rothman


/s/ Roger D. Blackwell              Director
--------------------------
Roger D. Blackwell


/s/ Donald W. Kelley                Director
--------------------------
Donald W. Kelley


/s/ Michael D. Murphy               Director
--------------------------
Michael D. Murphy